[PBHG o LOGO o OMITTED]
PBHG INSURANCE SERIES FUND, INC.
PROSPECTUS May 1, 1999
(As supplemented February 7, 2000)




o PBHG Growth II Portfolio
o PBHG Technology & Communications Portfolio


As with all mutual funds, the Securities and Exchange Commission has not approved any Portfolio shares as an investment or determined whether this prospectus is complete. Anyone who tells you otherwise is committing a crime.

                                                                    Introduction

AN INTRODUCTION TO THE PBHG INSURANCE SERIES FUND AND THIS PROSPECTUS:

The PBHG Insurance Series Fund, Inc. is a mutual fund that sells shares in its separate investment Portfolios through variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by separate accounts of certain insurance companies ("Participating Insurance Companies").

Each Portfolio has its own investment goal and strategies for reaching that goal. Before investing, make sure the Portfolio's goal matches your own. In general, these Portfolios are designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Portfolios may not be suitable for investors who require regular income or stability of principal, or who are pursuing a short-term investment goal, such as investing emergency reserves.

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for each Portfolio. Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly-owned subsidiary of Pilgrim Baxter, is the sub-adviser for the Small Cap Value, Mid-Cap Value and Large Cap Value Portfolios. Pilgrim Baxter and Value Investors invest Portfolio assets in a way that they believe will help a Portfolio achieve its goal. However, there is no guarantee that a Portfolio will achieve its goal.

This Prospectus contains important information you should know before investing in any Portfolio and as a shareholder in a Portfolio. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

PORTFOLIO SUMMARIES                                                           2

                                 PBHG Growth II Portfolio
                                 PBHG Technology & Communications Portfolio
MORE ABOUT THE PORTFOLIOS                                                     6
THE INVESTMENT ADVISER                                                        12
YOUR INVESTMENT                                                               13
                                 Year 2000
                                 Pricing Portfolio Shares
                                 Buying and Selling Portfolio Shares
                                 Distributions and Taxes
                                 Potential Conflicts of Interest
FINANCIAL HIGHLIGHTS                                                          16

PBHG Growth II Portfolio

[GRAPHIC OMITTED]   GOAL:

The Portfolio seeks to provide investors with capital appreciation.


[GRAPHIC OMITTED]  MAIN INVESTMENT
                   STRATEGIES:

Under normal market conditions, the Portfolio invests at least 65% of its total assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations or annual revenues between $500 million and $10 billion. The growth securities in the Portfolio are primarily common stocks that Pilgrim Baxter believes have strong earnings growth and capital appreciation potential. Pilgrim Baxter uses its own research, computer models and measures of growth in managing this Portfolio.

The Portfolio may use options and futures contracts for hedging and risk management.

[GRAPHIC OMITTED]  MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio will go up and down, which means you could lose money, but you also have the potential to make money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Portfolio emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500(R) Index. In addition, the growth securities in the Portfolio may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may even go down in price.

The Portfolio's use of options and futures contracts may reduce returns or increase volatility.

Although the Portfolio strives to achieve its goal, it cannot offer guaranteed results.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED]   PERFORMANCE INFORMATION:

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of the Russell MidCap Growth Index, a widely recognized, unmanaged index that tracks the performance of the 800 smallest stocks in the Russell 1000 Index with greater-than-average growth orientation. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Portfolio's past performance does not indicate how it will perform in the future.


In the printed version there appears a bar graph with the following figures depicted

1998                8.19%



During the period shown in the bar chart the highest and lowest returns for a calendar quarter were:

                         BEST QUARTER
         4th Quarter 1998                     24.79%
                        WORST QUARTER
         3rd Quarter 1998                    -21.28%


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

                             Past       Since Inception
                            1 Year        (1/30/97)
Growth II Portfolio          8.19%          9.46%
Russell MidCap
Growth Index                17.87%         18.44%

[GRAPHIC OMITTED]   FEES AND EXPENSES:

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid from your investment. Annual operating expenses are paid out of the Portfolio's assets, so their effect is included in the share price. The expenses listed below are based on the Portfolio's last fiscal year.

EXPENSE TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)
Maximum Sales Charge (Load)
         Imposed on Purchases ...................................      None
Maximum Deferred Sales Charge (Load) ............................      None
Maximum Sales Charge (Load)
         Imposed on Reinvested
         Dividends (and Other Distributions) ....................      None
Redemption Fee ..................................................      None
Exchange Fee ....................................................      None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Portfolio assets)
Management Fees .................................................      0.85%
Distribution and/or Services (12b-1) Fees .......................      None
Other Expenses ..................................................      0.69%
Total Annual Fund Operating Expenses ............................      1.54%
Fee Waiver (and/or Expense Reimbursement) .......................      0.34%
Net Expenses ....................................................      1.20%*


* This is the actual total fund operating expense you would have paid as an investor in this Portfolio for the fiscal year ended December 31, 1998. That's because Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should know that in any fiscal year in which the Portfolio's assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Directors may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. To date, the Board has made no reimbursement election.


[GRAPHIC OMITTED]    EXAMPLE:

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA contracts or VLI policies.


                 YOUR
                 COST*

1 YEAR           $122
3 YEARS          $486
5 YEARS          $839
10 YEARS       $1,834

* The costs assume the 1.20% expense cap is in place only for 1 year. If the Portfolio's expenses were capped at 1.20% for all years, your cost would be:

1 YEAR           $122
3 YEARS          $381
5 YEARS          $660
10 YEARS       $1,455

PBHG Technology & Communications Portfolio


[GRAPHIC OMITTED]   GOAL:

The Portfolio seeks to provide investors with long-term growth of capital. Current income is incidental to the Portfolio's goal.


[GRAPHIC OMITTED]  MAIN INVESTMENT STRATEGIES:

Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 65% of its total assets in common stocks of companies doing business in the technology and communications sectors of the market. In addition, the Portfolio is concentrated which means it will invest 25% or more of its total assets in one or more of the industries within these sectors. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense and data storage and retrieval, and biotechnology. The Portfolio offers investors significant growth potential because it invests in companies that may be responsible for breakthrough products or technologies or positioned to take advantage of cutting-edge developments. The Portfolio's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

The Portfolio may use options and futures contracts for hedging and risk management.



[GRAPHIC OMITTED]  MAIN INVESTMENT RISKS:

The Portfolio is non-diversified which means, as compared to a diversified fund, it invests a higher percentage of its assets in a limited number of stocks in order to achieve a potentially greater investment return than a more diversified fund. As a result, the price change of a single security, positive or negative, has a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate in value more than it would in a more widely diversified fund.

The Portfolio is concentrated which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in specific industries within the technology and communications sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular industry, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not concentrate its investments.

The value of your investment in the Portfolio will go up and down, which means you could lose money, but you also have the potential to make money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology issues.

The Portfolio's use of options and futures contracts may reduce returns or increase volatility.

Although the Portfolio strives to achieve its goal, it cannot offer guaranteed results.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED]   PERFORMANCE INFORMATION:

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of the Soundview Technology Index, a widely recognized, unmanaged index that measures the performance of 100 major technology stocks, as chosen by Soundview Financial Group. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Portfolio's past performance does not indicate how it will perform in the future.

In the printed version there appears a bar graph with the following figures depicted:

1998            32.20%


During the period shown in the bar chart the highest and lowest returns for a calendar quarter were:

                            BEST QUARTER
         4th Quarter 1998                   29.37%
                            WORST QUARTER
         3rd Quarter 1998                   -4.18%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

                             Past         Since Inception
                            1 Year           (4/30/97)
Technology &
Communications Portfolio    32.20%            21.06%

Soundview
Technology Index            42.33%            33.22%

[GRAPHIC OMITTED] FEES AND EXPENSES:


This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid from your investment. Annual operating expenses are paid out of the Portfolio's assets, so their effect is included in the share price. The expenses listed below are based on the Portfolio's last fiscal year.


EXPENSE TABLE

SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)
Maximum Sales Charge (Load)
         Imposed on Purchases ..............................  None
Maximum Deferred Sales Charge (Load) .......................  None
Maximum Sales Charge (Load)
         Imposed on Reinvested
         Dividends and Other Distributions .................  None
Redemption Fee .............................................  None
Exchange Fee ...............................................  None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
Management Fees ............................................  0.85%
Distribution and/or Services (12b-1) Fees ..................  None
Other Expenses .............................................  0.71%
Total Annual Fund Operating Expenses .......................  1.56%
Fee Waiver (and/or Expense Reimbursement) ..................  0.36%
Net Expenses ...............................................  1.20%*


* This is the actual total fund operating expense you would have paid as an investor in this Portfolio for the fiscal year ended December 31, 1998. That's because Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should know that in any fiscal year in which the Portfolio's assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Directors may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. To date, the Board has made no reimbursement election.


[GRAPHIC OMITTED]     EXAMPLE:

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA contracts or VLI policies.



                 YOUR
                 COST*

1 YEAR           $122
3 YEARS          $493
5 YEARS          $850
10 YEARS       $1,856

* The costs assume the 1.20% expense cap is in place only for 1 year. If the Portfolio's expenses were capped at 1.20% for all years, your cost would be:

1 YEAR           $122
3 YEARS          $381
5 YEARS          $660
10 YEARS       $1,455

More About the Portfolios


[PBHG LOGO OMITTED]  RISKS & REWARDS:

This section takes a closer look at the investment strategies that make up each Portfolio's risk and reward characteristics.

In addition to the main investment strategies described in the Portfolio Summaries section of this Prospectus, each Portfolio may make other types of investments that have different risk/reward characteristics. These investments, the Portfolios' main investment strategies and their risk/reward characteristics are described in the table set forth below. From time to time, a Portfolio may make investments and pursue strategies different from those described in this Prospectus. Those investments and strategies are described in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.


SECURITIES:

Shares representing ownership in a corporation. Each Portfolio may invest in the following types of equity securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS:

o    Security prices fluctuate over time.

o Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

o Security prices may fall because of factors affecting companies in a number of industries, such as production costs.

o Security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

POTENTIAL REWARDS:

o Securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.


POLICIES TO BALANCE RISKS & REWARDS:

o Pilgrim Baxter and Value Investors maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations.

o Under normal circumstances, each Portfolio intends to remain fully invested, with at least 65% of its total assets in securities.

o Pilgrim Baxter and Value Investors focus their active management on securities selection, the area they believe their commitment to fundamental research can most enhance a Portfolio's performance.

GROWTH SECURITIES:

Securities that Pilgrim Baxter believes have strong earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS:

o    See securities.

o Growth securities may be more sensitive to earnings changes than other securities because they typically trade at higher earnings multiples.

o The growth securities in the Portfolio may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

POTENTIAL REWARDS:

o    See securities.

o    Growth securities may appreciate faster than non-growth securities.


POLICIES TO BALANCE RISKS & REWARDS:

o    See securities.

o In managing a Portfolio, Pilgrim Baxter uses its own software and research models which incorporate important attributes of successful growth. Pilgrim Baxter believes a key attribute of successful growth is earnings growth. Pilgrim Baxter's investment process is extremely focused on earnings growth.

o Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer more superior appreciation prospects or the risk of a decline in its market price is too great.


VALUE SECURITIES:

Securities that Value Investors believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio, earnings power, dividend income potential, and competitive advantages.


POTENTIAL RISKS:

o    See securities.

o Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

o The value securities in the Portfolio may never reach what Value Investors believes are their full value and may even go down in price.

POTENTIAL REWARDS:

o    See securities.

o Value securities may produce significant capital appreciation as the market recognizes their full value.


POLICIES TO BALANCE RISKS & REWARDS:

o    See securities.

o In managing a Portfolio, Value Investors uses its own research, computer models and measures of value.

o Value Investors considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Value Investors' expectations.

SMALL & MEDIUM SIZED COMPANY SECURITIES:

POTENTIAL RISKS:

o Smaller company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group.


POTENTIAL REWARDS:

o Smaller company securities may appreciate faster than those of larger, more established companies for many reasons. For example, smaller companies tend to have younger product lines whose distribution and revenues are still maturing.


POLICIES TO BALANCE RISKS & REWARDS:

o Pilgrim Baxter and Value Investors focus on smaller companies with strong balance sheets that they expect to exceed consensus earnings expectations.


TECHNOLOGY COMPANY SECURITIES:

Securities of companies that rely extensively on technology in their product development or operations, are expected to benefit from technological advances and improvements, or may be experiencing exceptional growth in sales and earnings driven by technology or communications related products and services.

POTENTIAL RISKS:

o Technology company securities are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology issues.

POTENTIAL REWARDS:

o Technology company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology related developments.


POLICIES TO BALANCE RISK & REWARDS:

o Each Portfolio seeks to strike a balance among the industries in which it invests so that no one industry dominates the Portfolio's investments.

FUTURES & OPTIONS:

A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option contract is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price.

POTENTIAL RISKS:

o A futures or option contract used to hedge the Portfolio or specific securities may not fully offset the underlying position.

o A futures or option contract used for risk management may not have the intended effects and may result in losses or missed investment opportunities.

o    The counterparty to a futures or option contract could default.

POTENTIAL REWARDS:

o A futures or option contract that correlates well with the underlying position can reduce or eliminate losses at low cost.

o A Portfolio could make money and protect against losses if Pilgrim Baxter's or Value Investors' analysis proves correct.

POLICIES TO BALANCE RISKS & REWARDS:

o Each Portfolio uses futures and options contracts for hedging and risk management, i.e., to establish or adjust exposure to particular securities, markets or currencies; to manage a Portfolio's exposure relative to its benchmark; or to equitize cash.

o Each Portfolio only establishes hedges that it expects will be highly correlated with underlying securities positions.

o No Portfolio considers using futures or options contracts unless it would be cost-effective.

o Each Portfolio maintains assets sufficient to meet its obligations under the contract in a segregated margin account with a custodian bank.

OTC SECURITIES:
Securities not listed and traded on an organized exchange, but bought and sold through a computer network.


POTENTIAL RISKS:

o OTC securities are not traded as often as securities listed on an exchange. So, if the Portfolio were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL REWARDS:

o    Increases the number of potential investments for a Portfolio.

o OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISKS & REWARDS:

o Pilgrim Baxter and Value Investors use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Portfolio's performance.

FOREIGN SECURITIES:

Equity securities of foreign issuers, including ADRs. ADRs are certificates issued by a U.S. bank that represent a stated number of shares of a foreign corporation that the bank holds in its vault. An ADR is bought and sold in the same manner as U.S. securities.

POTENTIAL RISKS:

o Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

POTENTIAL REWARDS:

o    Favorable exchange rate movements could generate gains or reduce losses.

o Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISKS & REWARDS:

o Each Portfolio limits the amount of total assets it invests in foreign securities as follows: Large Cap Growth/Technology & Communications/Select 20: 10% and Growth II/Small Cap Value/ Mid-Cap Value/Large Cap Value: 15%. ADRs are not included in these limits.

ILLIQUID SECURITIES:

Securities that do not have a ready market and cannot be easily sold, if at all, at approximately the price that the Portfolio has valued them.

POTENTIAL RISKS:

o    A Portfolio may have difficulty valuing these securities precisely.

o A Portfolio may be unable to sell these securities at the time or price it desires.

POTENTIAL REWARDS:

o Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.


POLICIES TO BALANCE RISKS & REWARDS:

o Each Portfolio may not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES:

Privately placed securities whose resale is restricted under securities law.


POTENTIAL RISKS:

o Restricted securities may be difficult to value because market quotations may not be readily available.

o Because of the restrictions in resale of these securities, a Portfolio may not be able to find a qualified buyer or may not be able to sell these securities at the time or price it desires.

POTENTIAL REWARDS:

o Restricted securities may offer more future growth potential than publicly traded securities.

POLICIES TO BALANCE RISKS & REWARDS:

o Each Portfolio limits the amount of total assets it invests in restricted securities as follows: Large Cap Growth/Technology & Communications/ Select 20: 10% and Small Cap Value/Mid-Cap Value/Large Cap Value: 15%. The Growth II Portfolio is not currently permitted to invest in restricted securities.

WHEN ISSUED AND DELAYED-DELIVERY SECURITIES:
Securities subject to settlement on a future date.

POTENTIAL RISKS:

o When a Portfolio buys these securities, it could be exposed to leverage risk if it does not use segregated accounts.

POTENTIAL REWARDS:

o    A Portfolio can take advantage of attractive investment opportunities.

POLICIES TO BALANCE RISKS & REWARDS:

o Only the Small Cap Value, Mid-Cap Value and Large Cap Value Portfolios are permitted to invest in these securities. These Portfolios use segregated accounts to offset leverage risk.

Each Portfolio may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term instruments for temporary defensive purposes, to maintain liquidity or when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of equity securities, like stocks. In addition, while these investments are generally designed to limit a Portfolio's losses, they can prevent a Portfolio from achieving its investment goal.

Each Portfolio is actively managed, which means a Portfolio's manager may frequently buy and sell securities. Frequent trading increases a Portfolio's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Portfolio's performance. In addition, the sale of Portfolio securities may generate capital gains which, when distributed, may be taxable to you.

The Investment Adviser

[PBHG LOGO OMITTED]   THE INVESTMENT ADVISER:

Pilgrim Baxter & Associates, Ltd., 825 Duportail Road, Wayne, Pa 19087, is the investment adviser for each Portfolio. Founded in 1982, Pilgrim Baxter currently manages approximately $11.5 billion in assets for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on earnings growth.

Pilgrim Baxter begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using propriety software and research models that incorporate attributes of successful growth like positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process, it is able to construct a portfolio of investments with strong growth characteristics.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer more superior appreciation prospects or the risk of a decline in its market price is too great.

As investment adviser, Pilgrim Baxter makes investment decisions for the Growth II and Technology & Communications Portfolios. The Portfolios' Board of Directors supervises Pilgrim Baxter and establishes policies that Pilgrim Baxter must follow as investment adviser.

GROWTH II PORTFOLIO/TECHNOLOGY & COMMUNICATIONS PORTFOLIO:

Jeffrey Wrona, CFA, has managed the Growth II Portfolio since January, 1998. He has managed the Technology & Communications Portfolio since May, 1998. Mr. Wrona joined Pilgrim Baxter in 1997 after seven years as a senior portfolio manager with Munder Capital Management and today manages several other funds at Pilgrim Baxter.

Your Investment

[PBHG LOGO OMITTED] YEAR 2000:

A Portfolio could be adversely affected if the computer systems used by Pilgrim Baxter, Value Investors or the Portfolio's other service providers do not properly process and calculate date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on a Portfolio, both in its operations and in its investments, PBHG Insurance Series Fund, Inc. is working with Pilgrim Baxter, Value Investors and other service providers to avoid such problems. Testing of year 2000-related computer problems on the PBHG Insurance Series Fund, Inc.'s mission-critical systems should be completed by Summer 1999. The PBHG Insurance Series Fund, Inc. do not expect to incur any material costs related to their year 2000 initiatives. No assurances, though, can be provided that the PBHG Insurance Series Fund, Inc. or a Portfolio will not be adversely impacted by these year 2000-related computer problems.


[PBHG LOGO OMITTED] PRICING PORTFOLIO SHARES:

The price of a Portfolio's shares is based on that Portfolio's net asset value
(NAV). A Portfolio's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Portfolio shares are priced every day at the close of regular trading on the New York Stock Exchange. Portfolio shares are not priced on days that the New York Stock Exchange is closed.

A Portfolio prices its investments for which market quotations are readily available at market value. It prices short-term investments at amortized cost, which approximates market value. It prices all other investments at fair value as determined in good faith by the Portfolios' Board of Directors. If a Portfolio holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Portfolio's shares may change on days when its shares are not available for purchase or sale.


[PBHG LOGO OMITTED] BUYING & SELLING PORTFOLIO SHARES:

You may only buy and sell Portfolio shares through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. The prospectus for these separate accounts explains how to purchase and redeem a VA Contract or VLI Policy.

You may buy Portfolio shares at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your Portfolio shares to be bought at that day's NAV. The Participating Insurance Company is responsible for sending your buy order to the Portfolio. A Portfolio may periodically close to new purchases or refuse a buy order if the Portfolio determines that doing so would be in the best interests of the Portfolio and its shareholders.

You may sell Portfolio shares at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your sell order before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. The Participating Insurance Company is responsible for sending your sell order to the Portfolio. The Portfolio generally sends payment for your shares to the Participating Insurance Company the business day after your sell order is received. Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days as permitted by federal securities law.

[PBHG LOGO OMITTED]  DISTRIBUTIONS AND TAXES:

Each Portfolio distributes its net investment income and net realized capital gains to shareholders at least once a year. These distributions will be reinvested in the Portfolio unless the Participating Insurance Company instructs the Portfolio otherwise. There are no fees on reinvestments.

VA Contracts and VLI Policies are currently tax-deferred investments. Therefore, Portfolio distributions are exempt from current taxation if left to accumulate in your VA Contract or VLI Policy. In addition, exchanges among the Portfolios are currently not taxable. The prospectus for the Participating Insurance Company separate account discusses the tax status of VA Contracts and VLI Policies in greater detail. The tax status of a Portfolio's distributions for each calendar year will be detailed in the Participating Insurance Company's annual tax statement from that Portfolio. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


[PBHG LOGO OMITTED]  POTENTIAL CONFLICTS OF INTEREST:
Participating Insurance Companies may be affiliated with one another. In addition, the interests of VA Contact and VLI Policy holders may conflict due to differences in tax treatment and other considerations. The Portfolios' Board of Directors monitors each Portfolio for material conflicts and determines what action, if any, should be taken. For example, the Board may require a Participating Insurance Company to sell its investments in a Portfolio. As a result, the Portfolio may be forced to sell securities. In addition, the Board may refuse to sell shares of a Portfolio to a particular VA Contract of VLI Policy or may suspend or terminate sales of Portfolio shares if required by law or regulatory authority or if the action is in the best interests of the Portfolio and its shareholders.

                     This page is left intentionally blank.

Financial Highlights

A Portfolio's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Portfolio, assuming you reinvested all Portfolio distributions. Pricewaterhouse Coopers, LLP has audited the information contained in these financial highlights. Its report and the Portfolio's financial statements are included in the Portfolio's Annual Report to Shareholders, which is available, free of charge, upon request.



FOR THE PERIOD ENDED DECEMBER 31, 1998
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD

                                Net                                                                                          Net
                               Asset                              Realized and      Distributions      Distribution         Asset
                               Value               Net             Unrealized         from Net             from             Value
                             Beginning         Investment        Gains or Losses     Investment          Capital             End
                             of Period        Income (Loss)       on Securities        Income              Gains          of Period
PBHG GROWTH II PORTFOLIO
1998                          $10.75             ($0.06)              $0.94              --                --              $11.63
1997(1)                        10.00              --                   0.75              --                --               10.75

PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
1998                          $10.41              (0.04)              $3.39              --                --              $13.76
1997(1)                        10.00              --                   0.41              --                --               10.41

 *   Annualized.

**   Total return has not been annualized.

(1) The PBHG Growth II and PBHG Technology & Communication Portfolios commenced operations on May 1, 1997.

Amounts designated as "--" are either $0 or have been rounded to $0.


                                                                                              Ratio       Ratio of Net
                                                Net                                         of Expenses   Income (Loss)
                                              Assets           Ratio       Ratio of Net     to Average     to Average
                                                End         of Expenses    Income (Loss)    Net Assets     Net Assets     Portfolio
                                Total        of Period      to Average      to Average      (Excluding     (Excluding     Turnover
                               Return          (000)        Net Assets      Net Assets       Waivers)       Waivers)        Rate
PBHG GROWTH II PORTFOLIO
1998                            8.19%         $18,321           1.20%          (0.64)%          1.54%         (0.98)%      228.09%
1997(1)                         7.50%**        10,236           1.20%*         (0.11)%*         4.38%*        (3.29)%*      44.57%

PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
1998                           32.20%         $32,493           1.20%          (0.55)%          1.56%         (0.91)%      264.58%
1997(1)                         4.10%**         9,117           1.20%*          0.37%*          5.09%*        (3.52)%*      69.34%

For More Information

[PBHG LOGO OMITTED]

For investors who want more information about the Portfolios, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI):

Provides more information about the Portfolios and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS:

Provides financial and performance information about the Portfolios and their investments and a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year or half-year.

[GRAPHIC OMITTED]
Copies of the current versions of these documents, along with other information about the Portfolios, may be obtained by contacting:

PBHG Insurance Series Fund, Inc.
P.O. Box 419229
Kansas City, MO 64141-6229

TELEPHONE:
1-800-347-9256

You may also contact the Participating Insurance Company for copies of these documents.

Text-only versions of these documents and this Prospectus are available by visiting the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, D.C. 20549-6009. Text-only versions also may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. PBHG Insurance Series Fund, Inc.'s Investment Company Act file number is 811-08009.